UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2018

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 10th Floor

Bethesda, Maryland 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 1.01.                               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On May 20, 2018, LaSalle Hotel Properties (the “Company”), LaSalle Hotel Operating Partnership, L.P. (the “Operating Partnership”), BRE Landmark Parent L.P. (“Parent”), BRE Landmark L.P. (“Merger Sub”) and BRE Landmark Acquisition L.P. (“Merger OP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger OP will merge with and into the Operating Partnership (the “Partnership Merger”), and, immediately following the Partnership Merger, the Company will merge with and into Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”). Upon completion of the Partnership Merger, the Operating Partnership will survive and the separate existence of Merger OP will cease. Upon completion of the Company Merger, Merger Sub will survive and the separate existence of the Company will cease. The Mergers and the other transactions contemplated by the Merger Agreement were unanimously approved by the Company’s Board of Trustees (the “Company Board”). Parent, Merger Sub and Merger OP are affiliates of Blackstone Real Estate Partners VIII L.P., an affiliate of The Blackstone Group L.P.

Pursuant to the terms and conditions in the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each common share of beneficial interest, par value $0.01 per share, of the Company (each, a “Company Common Share”), other than shares held by the Company in the Company’s treasury or owned by Parent, Merger Sub, Merger OP or any of their respective subsidiaries and any outstanding restricted Company Common Shares, that is issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to $33.50 (the “Merger Consideration”), without interest.

At Parent’s request, the Company will deliver notices of redemption to the holders of the Company’s 6.375% Series I Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the “Series I Preferred Shares”) and the holders of the Company’s 6.3% Series J Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the “Series J Preferred Shares” and, together with the Series I Preferred Shares, the “Company Preferred Shares”) in accordance with the Articles Supplementary related to such Company Preferred Shares.  The redemption notice will state that each Company Preferred Share held by such holder immediately prior to the Company Merger Effective Time will be redeemed in the Company Merger through the payment of an amount, without interest, equal to $25.00 plus accrued and unpaid dividends.

Pursuant to the terms and conditions in the Merger Agreement, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each common unit of the Operating Partnership (a “Partnership Common Unit”), other than Partnership Common Units held by the Company, that is issued and outstanding immediately prior to the Partnership Merger Effective Time will be converted into, and will be cancelled in exchange for, the right to receive an amount in cash equal to the Merger Consideration, without interest.

Pursuant to the terms and conditions in the Merger Agreement, each award of restricted Company Common Shares that is outstanding immediately prior to the Company Merger Effective Time will become fully vested and will be cancelled in exchange for a cash payment in an amount equal to (i) the number of Company Common Shares subject to the restricted share award immediately prior to the Company Merger Effective Time multiplied by (ii) the Merger Consideration, less any applicable withholding taxes.  Each award of performance shares with respect to Company Common Shares (each, a “Performance Award”) that is outstanding immediately prior to the Company Merger Effective Time will automatically become earned and vested with respect to 150% of the target number of Company Common Shares subject to such Performance Award and thereafter will be cancelled in exchange for a cash payment in an amount equal to (i) the number of so-determined earned performance shares subject to such Performance Award immediately prior to the Company Merger Effective Time multiplied by (ii) the Merger Consideration, less any applicable withholding taxes.  Each award of deferred Company Common Shares (each, a “Deferred Share Award”) that is outstanding immediately prior to the Company Merger Effective Time will be cancelled in exchange for a cash payment in an amount equal to (i) the number of deferred shares subject to such Deferred Share Award, including any shares attributable to dividend equivalent rights accrued with respect thereto, without interest, multiplied by (ii) the Merger Consideration.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to, in all material respects, use commercially reasonable efforts to carry on its business in the ordinary course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Mergers. The obligations of the parties to consummate the Mergers are not subject to any financing condition or the receipt of any financing by Parent, Merger Sub or Merger OP.

The consummation of the Mergers is subject to certain customary closing conditions, including, among others, approval of the Company Merger and the other transactions contemplated by the Merger Agreement by the affirmative vote of the holders of at least sixty-six and two-thirds (66 2/3%) percent of the outstanding Company Common Shares entitled to vote on the matter (the “Company Shareholder Approval”).  The Merger Agreement requires the Company to convene a shareholders’ meeting for purposes of obtaining the Company Shareholder Approval.

The Company has agreed not to solicit or enter into an agreement regarding an Acquisition Proposal (as defined in the Merger Agreement), and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, any Acquisition Proposal. However, the Company may, prior to obtaining the Company Shareholder Approval, engage in discussions or negotiations and provide non-public information to a third party which has made an unsolicited bona fide written Acquisition Proposal if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor, that such Company Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal (as defined in the Merger Agreement).

Prior to the approval of the Company Merger and the other transactions contemplated by the Merger Agreement by the Company’s shareholders, the Company Board may, in certain circumstances, effect a Change in Recommendation (as defined in the Merger Agreement), subject to complying with specified notice and other conditions set forth in the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances by the Company, including prior to obtaining the Company Shareholder Approval, if, after following certain procedures and adhering to certain restrictions, the Company Board effects a Change in Recommendation in connection with a Superior Proposal and the Company enters into a definitive agreement providing for the implementation of a Superior Proposal. In addition, Parent may terminate the Merger Agreement under certain circumstances and subject to certain restrictions, including if the Company Board effects a Change in Recommendation.

Upon a termination of the Merger Agreement, under certain circumstances, the Company will be required to pay a termination fee to Parent of $112 million. In certain other circumstances, Parent will be required to pay the Company a termination fee of $336 million upon termination of the Merger Agreement. Blackstone Real Estate Partners VIII L.P. has guaranteed certain payment obligations of Parent under the Merger Agreement up to $336 million.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide shareholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Parent or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Operating Partnership, Parent, Merger Sub, Merger OP or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, the Operating Partnership, Parent, Merger Sub and Merger OP and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the SEC.

Additional Information about the Proposed Merger and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s shareholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.lasallehotels.com, or by contacting the Company’s Investor Relations Department at (301) 941-1500.

The Company and its trustees and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the trustees and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 22, 2018 and subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward Looking Statements

The forward-looking statements contained in this Current Report on Form 8-K, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements.  Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the merger and the timing of the closing of the merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the merger will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, (iii) unanticipated difficulties or expenditures relating to the transaction, the response of business partners and competitors to the announcement of the transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the transaction, (iv) changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates, (v) increased or unanticipated competition for the Company’s properties, (vi) risks associated with the hotel industry, including competition for guests and meetings from other hotels and alternative lodging companies, increases in wages, energy costs and other operating costs, potential unionization or union disruption, actual or threatened terrorist attacks, any type of flu or disease-related pandemic and downturns in general and local economic conditions, (vii) the availability and terms of financing and capital and the general volatility of securities markets, (viii) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly, (ix) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act of 1990, as amended, and similar laws, (x) the possible failure of the Company to maintain its qualification as a REIT and the risk of changes in laws affecting REITs, (xi) the possibility of uninsured losses, (xii) risks associated with redevelopment and repositioning projects, including delays and cost overruns, (xiii) the risk of a material failure, inadequacy, interruption or security failure of the Company’s or the hotel managers’ information technology networks and systems, and (xiv) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Form 10-K and 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.

ITEM 7.01.                   REGULATION FD DISCLOSURE.

On May 21, 2018, the Company issued a press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

ITEM 9.01.                   FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of May 20, 2018, by and among BRE Landmark Parent L.P., BRE Landmark L.P., BRE Landmark Acquisition L.P., LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P. †

99.1	Press Release, dated May 21, 2018

†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: May 21, 2018	By:	/s/ Kenneth G. Fuller
Kenneth G. Fuller
Chief Financial Officer, Executive Vice President, Secretary and Treasurer